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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):    July 28, 1997
                                                     -------------



                     Commodore Separation Technologies, Inc.
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             (Exact name of registrant as specified in its charter)





          Delaware                        0-22291                 11-3299195
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(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)





3240 Town Point Drive, Suite 200
Kennesaw, Georgia                                                      30144
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code:  (770) 422-1518
                                                     --------------





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          (Former Name or Former Address, if Changed Since Last Report)






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                           CURRENT REPORT ON FORM 8-K

                     COMMODORE SEPARATION TECHNOLOGIES, INC.

                                  July 28, 1997


Item 4.  Changes in Registrant's Certifying Accountant.

         (a)(1)(i) Commodore Separation Technologies, Inc., a Delaware corporation (the "Company"), and its former auditors, Tanner + Co. ("Tanner"), mutually agreed on July 28, 1997 to terminate their relationship.

         (a)(1)(ii) During the fiscal period ended June 30, 1996, and through and including July 28, 1997, Tanner's reports on the Company's financial statements neither contained any adverse opinions or disclaimers of opinions nor were qualified or modified as to uncertainty, except that Tanner's auditors' report on the Company's consolidated financial statements for the fiscal period ended June 30, 1996 contained additional paragraphs relating to the Company continuing as a going concern due to the Company's significant losses and deficit in working capital.

         (a)(1)(iii) The decision to terminate its relationship with Tanner was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors of the Company.

         (a)(1)(iv) During the fiscal period ended June 30, 1996, and through and including July 28, 1997, there were no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tanner, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         (a)(2) Pursuant to action approved by the Company's Board of Directors, the Company retained Price Waterhouse LLP as its auditors as of July 28, 1997.

         (a)(3) The Company provided Tanner with the above disclosures prior to filing this Current Report on Form 8-K with the Commission, and is filing herewith Tanner's response to those disclosures pursuant to
                           Item 304(a)(3) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not Applicable.

         (b)      Pro Forma financial information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit No.       Description

                      16            Letter of Tanner + Co., dated July 28, 1997.


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Item 8.  Change in Fiscal Year.

         On July 28, 1997, the Board of Directors of the Company adopted resolutions changing the Company's fiscal year end from June 30 to December 31 of each year, commencing with the year ending December 31, 1997. The Company will file its Annual Report on Form 10-K for the fiscal year ended June 30, 1997 within 90 days after the end of such fiscal year. The report covering the transition period from July 1, 1997 to December 31, 1997 will be filed on Form 10-K within 90 days after December 31, 1997.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             COMMODORE SEPARATION TECHNOLOGIES, INC.



                             By:   /s/ Michael D. Fullwood
                                   --------------------------------------
                                   Michael D. Fullwood
                                   Senior Vice President, Chief Financial
                                   and Administrative Officer, Secretary
                                   and General Counsel


Date:    July 29, 1997


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                                  EXHIBIT INDEX



Exhibit No.                        Description
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   16                              Letter of Tanner + Co., dated July 28, 1997.